UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2009
MACKINAC FINANCIAL CORPORATION
(previous filings under the name NORTH COUNTRY FINANCIAL CORPORATION)
(Exact name of registrant as specified in its charter)

MICHIGAN (State or other jurisdiction of incorporation)	0-20167 (Commission File Number)	38-2062816 (IRS Employer Identification No.)

130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN (Address of principal executive offices)	49854 (Zip Code)
Registrant’s telephone number, including area code: (888) 343-8147
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events.
On January 28, 2009, Registrant issued a press release announcing its intent to open a full service branch office in Escanaba, Michigan.
ITEM 9.01. Press Release.
(d) Exhibits
The following exhibits are furnished herewith:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99	Press Release of Mackinac Financial Corporation dated January 28, 2009.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MACKINAC FINANCIAL CORPORATION
Date: January 28, 2009

By:	/s/ Ernie R. Krueger
Ernie R. Krueger
EVP/CFO

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99	Press Release of Mackinac Financial Corporation dated January 28, 2009.